UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 26, 2006

MARGO CARIBE, INC.
(Exact Name of Registrant as Specified in Charter)

Puerto Rico	001-15336	66-0550881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Road 690, Kilometer 5.8 Vega Alta, Puerto Rico
(Address of Principal Executive Offices, Including Zip Code)
(787) 883-2570
(Registrant’s Telephone Number, Including Area Code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 26, 2006, Margo Caribe, Inc. (the “Company”) received a notice from The Nasdaq Stock Market Listing Qualifications Department stating the Company was not in compliance with the reporting requirements for continued listing of the Company’s common stock, par value $.001 per share, set forth in Nasdaq Marketplace Rule 4310(c)(14) because of the Company’s failure to timely file its Quarterly Report on Form 10-QSB for the period ended March 31, 2006.

On June 5, 2006, the Company issued a press release summarizing the matters discussed above. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated June 5, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARGO CARIBE, INC.

Date: June 6, 2006	By:	/s/ Luis R. Carrasquillo
	Name:	Luis R. Carrasquillo
	Title:	Senior Vice President and
Chief Financial Officer

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